UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported:  January 24, 2014
Texas South Energy, Inc.
(Exact name of the Company as specified in its charter)

Nevada	333-171064	99-0362471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Riverway, Suite 1800
Houston, TX 77056
(Address of principal executive offices and Zip Code)

The Company's telephone number, including area code: (713) 209-2950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 24, 2014, the Board of Directors of Texas South Energy, Inc., a Nevada corporation (the “Company”), appointed LBB & Associates Ltd, LLP to be the Company’s independent registered public accountant for the fiscal year ending October 31, 2013.  Concurrent with the appointment of LBB & Associates Ltd, LLP, the Board of Directors dismissed M&K CPAS, PLLC, which served as the Company’s independent registered public accountant for the fiscal years ended October 31, 2012 and 2011.

The report of M&K CPAS, PLLC on the Company’s financial statements for the two (2) most recent fiscal years ended October 31, 2012 and 2011 and any subsequent interim periods preceding such resignation, declination or dismissal did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s two most recent fiscal years ended October 31, 2012 and 2011, there was no disagreement between the Company and M&K CPAS, PLLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of M&K CPAS, PLLC, would have caused M&K CPAS, PLLC to make reference thereto in its report on the Company’s audited financial statements.  There was a disagreement during the subsequent period through to the date of M&K CPAS, PLLC’s termination.

The disagreement between the Company and M&K CPAS, PLLC is in connection with the audit of the Company’s financial statements for the fiscal year ended October 31, 2013.  The disagreement concerned the fair value of (i) shares of common stock issued to an employee for services and (ii) shares of common stock issued to a consultant for services.  The view of M&K CPAS, PLLC was that the fair market value of the common stock should be the last sale price of the Company’s common stock on the open-market, which was $0.45 and $0.75, for the Company to obtain a third party valuation or for the Company to obtain pre-clearance from the Securities and Exchange Commission.   The Company believes that the last sale price of the Company’s common stock is not a fair valuation of the stock at issue because (i) the Company’s common stock is thinly and sporadically traded with actual trading occurring on less than 20 trading days over the last six month period and an aggregate trading volume for that six-month period was 133,020 shares, and (ii) the share of common stock issued to the employee and the consultant are restricted shares subject to Rule 144.  The Company believes that the better valuation is the price a third party investor was willing to pay to acquire the Company’s restricted stock at or near the time of the Company’s decision to issue the shares to the employee and the consultant, thus negating the need for a third party valuation.   The Board’s decision to issue shares to the employee occurred on September 24, 2013, at which time the Company was raising funds in an arms-length private placement at $0.00034 per share (giving effect to the Company’s subsequent 3 for 1 forward split), pursuant to which shares were issued upon closing which occurred on October 8, 2013.  The Board’s decision to issue shares to the consultant occurred on October 11, 2013, at which time the Company was raising funds in a second arms-length private placement at $0.05 per share (giving effect to the Company’s subsequent 3 for 1 forward split), pursuant to which shares were issued upon the initial closing which occurred on December 2, 2013. Therefore, based upon the price investors were willing to pay to purchase shares of the Company’s restricted stock when the stock was issued, the Company believes that the value of the shares to the employee should be $0.00034 per share; and the value of the shares to the consultant should be $0.05 per share.  The Company's Board of Directors has discussed the subject matter of this disagreement with M&K CPAS, PLLC which, as of the date of this Current Report, remains unresolved. The Company has authorized M&K CPAS, PLLC to communicate and respond fully to the inquires by LBB & Associates Ltd, LLP concerning the subject matter of this disagreement.

Notwithstanding the foregoing, there were no other disagreements between the Company and M&K CPAS, PLLC. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K CPAS, PLLC., would have caused M&K CPAS, PLLC. to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements; and there were no other reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On January 30, 2014, the Company provided M&K CPAS, PLLC with a copy of the disclosures it is making in response to Item 4.01 on this Current Report on Form 8-K, and requested that M&K CPAS, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of M&K CPAS, PLLC’s letter dated January 30, 2014 is filed as Exhibit 16.1 hereto.

 As reported above, on January 24, 2014, the Board of Directors appointed LBB & Associates Ltd, LLP to be the Company’s independent registered public accountant for the fiscal year ending October 31, 2013. During the two most recent completed fiscal years and through January 24, 2014, neither the Company nor anyone on its behalf consulted with LBB & Associates Ltd, LLP regarding any of the following: (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company (a) a written report, or (b) oral advice that LBB & Associates Ltd, LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (iii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

  Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits. The information in the Exhibit Index hereto is hereby incorporated herein by reference.

Exhibit
No.	Description
16.1	Letter of M&K CPAS, PLLC to the SEC dated January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 30, 2014

TEXAS SOUTH ENERGY, INC.

By:	/s/James Askew
James M. Askew
Chief Executive Officer